EXHIBIT 10.1

股权转让和投资协议

Share Purchase and Investment Agreement

本股权转让和投资协议（“协议”）由以下双方于2016年8月15日（“签署日”）在中华人民共和国（“中国”）山东省枣庄市签署。

This share purchase and investment agreement (“the Agreement”) is entered into on August 15, 2016 (“Execution Date”) by the following Parties in Zaozhuang, Shandong Province, the People’s Republic of China (the “PRC”).

转让方： 综合能源系统投资有限公司(“SESI”)

Transferor: Synthesis Energy Systems Investments, Inc. (“SESI”)

注册地址：c/op International Prominity, 3rd Floor, Ebene Esplanade, 24 Cybercity, Ebene, Mauritius

Registered address: c/op International Prominity, 3rd Floor, Ebene Esplanade, 24 Cybercity, Ebene, Mauritius

受让方：山东潍焦集团薛城能源有限公司 (“薛城能源”，其前身为山东海化煤业化工有限公司)

Transferee: Shandong Weijiao Group Xuecheng Energy Co., Ltd. (“Xuecheng Energy”, formerly known as Shandong Hai Hua Coal & Chemical Company, Ltd.)

注册地址：山东枣庄市薛城区临泉路68号邮编：277000

Registered address: No. 68, Linquan Road, Xue Cheng district, Zaozhuang City, Shandong, Post Code: 277000

以上公司单称为“一方”，合称为“双方”。

The above companies hereinafter are referred to as “Parties” collectively and as “Party” individually.

叙文

Recitals

1.  埃新斯（枣庄）新气体有限公司（以下简称“枣庄公司”）是一家根据中国法律设立和存续的中外合作有限责任公司，公司注册地址为山东省枣庄市薛城区衡山路2号。
SESI和薛城能源在本协议签订时分别持有枣庄公司98.05% 和1.95%的股权；

Synthesis Energy Systems (Zaozhuang) New Gas Company LTD. (“ZZ JV”) is a cooperative joint venture in the form of limited liability company incorporated in accordance with the laws of the PRC, with its registered address at No. 2 Hengshan Road, Xuecheng District, Zaozhuang, Shandong. SESI and Xuecheng Energy hold 98.05% and 1.95% shares of ZZ JV respectively at the time of the Agreement;

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2. 2006年10月枣庄公司和山东海化煤业化工有限公司（“海化”）签署了为期20年的《合成气购售合同》，并于2009年4月10日达成《补充协议》；根据以上合同，海化有义务向枣庄公司支付自商业运营日（2009年）起二十（20）年的容量费；

A 20-year term “Syngas Sales & Purchase Agreement” was signed by ZZ JV and Shandong Hai Hua Coal & Chemical Company, Ltd.（“Haihua”） in October 2006, and later On 10 April 2009 the two parties signed the Supplementary Agreement; according to such agreements, Haihua should pay capacity charges for twenty (20) years starting the date of commercial operation;

3. 因为海化未能按合成气购售合同的约定支付容量费，海化被薛城能源收购后，枣庄公司和薛城能源同意将《合成气购售合同》更替为2013年7月24日签订的甲醇《合作合同》，以解决《合成气购售合同》下的容量费问题，《合作合同》赋予枣庄公司相应的权利来运行和管理山东薛焦化工有限公司（“甲醇厂”，为薛城能源的全资子公司），为期十年，并向薛城能源购买焦炉气用以生产甲醇；

Due to Hai Hua’s inability to pay capacity charges as required by the Syngas Sales & Purchase Agreement and after the acquisition of Haihua by Xuecheng Energy, the ZZ JV and Xuecheng Energy mutually agreed to replace by way of novation the “Syngas Sales & Purchase Agreement” in July 2013 with the Methanol Cooperation Agreement which gave the ZZ JV rights to operate and manage Shandong Xuejiao Chemical Industry Co., Ltd. (“Methanol Plant”, a wholly-owned subsidiary of Xuecheng Energy) for 10 years and to purchase coke oven gas (COG) from Xuecheng Energy for methanol production；

4. 应政府对化工企业“进城退园”政策的要求，2015年10月薛城能源决定关闭其在原址的焦炉装置，将公司搬迁到邹坞工业园并在新址建设了新的焦炉生产装置。因为枣庄公司无法获得焦炉气用以生产甲醇，双方同意根据本协议的条款与条件终止2013年7月24日签署的甲醇《合作合同》，此外本协议将取代之前双方签署的所有协议，但合作经营合同（【2006年7月6日】签署，包括任何修订）及公司章程（【2006年7月27日】签署，包括任何修订）除外；

To follow up the government policy of “Leave City and Move into the Industrial Zone”, in October 2015 Xuecheng Energy made the determination to close its coke ovens operations at the facility and relocate Xuecheng Energy into the Zouwu Industrial Park and built a new coke oven operation at this new location. Because of this there was no longer COG available to the ZZ JV for the production of methanol and the Parties have mutually agreed, subject to the terms and conditions of this Agreement to terminate the Methanol Cooperation Agreement dated July 24, 2013; and this Agreement replaces all previous agreements between the Parties other than the Joint Venture Contract (“JVC”) dated [insert date], as amended (if applicable) and Articles of Association (“AA”) dated [insert date], as amended (if applicable).

5. 薛城能源在薛城区邹坞镇的循环经济百亿工业园目前已初具规模，已建成投产260万吨干熄焦项目、70000标方/小时焦炉煤气制LNG项目、50万吨/年煤焦油加工项目；并拟投资建设20万吨/年煤焦油馏分轻质化项目，该项目需配套建设40000标方/小时合成气项目；

At present Xuecheng Energy has made some progress in the new industrial zone in Zouwu, Xuecheng District, 2.6kta dry quenching project, 70,000NM3/hour coke oven gas to LNG project, 500kta coal tar processing project; potential projects under schedule include 200kta tar light fraction project, which requires syngas 40,000Nm3/hour;

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6. 就枣庄公司应付薛城能源的焦炉气款人民币32,179,185.61元（“焦炉气应付款”），双方进行了积极的交流与沟通，愿意通过股权变更的方式来使薛城能源获得此协议中所描述的枣庄公司的目标股权，以抵消焦炉气应付款。此外薛城能源愿意进一步投资枣庄公司，在邹坞工业园区投资迁建或新建合成气装置（以下简称“新项目”）。

Regarding the COG payables of ZZ JV to Xuecheng Energy, RMB 32,179,185.61 (“COG payables”), the Parties made active communication and mutually agree to restructure ZZ JV by changing the shareholding ownership such that Xuecheng Energy will own the majority of the ZZ JV as described in this Agreement to offset the COG payable, and the Xuecheng Energy intends to further invest in ZZ JV as described in this agreement, to move/re-build or construct new syngas generation facilities to serve Zouwu Industrial Park (“New Project”).

故此，双方约定如下：

Therefore, the Parties agree as follows:

第一条  定义

Definitions

1.1  目标股权：具有本协议第2.1条规定的含义。

Target Shares-has the meaning set forth in Article 2.1.

1.2 转让价款：具有本协议第2.2条规定的含义。

Transfer Price- has the meaning set forth in Article 2.2.

1.3 投资：具有本协议第五条规定的含义。

Investment- has the meaning set forth in Article 5.

1.4 相关公司：任何转让方或受让方持股超过10%的法律实体。

Affiliates- a legal entity where a party holds over 10% ownership.

第二条 目标股权的转让

Transfer of the Target Shares

2.1 双方同意本协议的股权转让用以解决双方所有过去和现有的责任与义务，包括但不限于薛城能源应按照2006年10月双方签订的为期二十年的《合成气购售合同》和2009年4月签署的《补充协议》的规定支付合成气容量费的义务，枣庄公司根据2013年7月24日签署的甲醇《合作合同》支付从薛城能源购买焦炉气而产生的焦炉气应付款的义务等。基于这种相互理解，转让方将其持有的枣庄公司88.05%的股权(以下简称“目标股权”)按本协议规定的条款和条件转让给受让方，受让方按同样的条款和条件受让目标股权。

The Parties agree that the share transfer described herein is the full and complete settlement between the Parties for all past and present obligations, including but not limited to Xuecheng Energy’s obligation to pay the syngas capacity fee for 20 years related to the “Syngas Sales and Purchase Agreement” dated October 2006 and including but not limited to the ZZ JV’s obligation to purchase COG and the COG payables owed by the ZZ JV to Xuecheng Energy related to the Methanol Cooperation Agreement Dated 24 July 2013. Based on this mutual understanding, the Transferor is to transfer 88.05% of its held shares in ZZ JV (“Target Shares”) to the Transferee subject to the terms and conditions of this Agreement, and the Transferee is to accept the target shares under the same terms and conditions.

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2.2 作为取得目标股权的对价，受让方将向转让方支付总金额为0元的价款(以下简称“转让价款”)。

As the consideration for the acquisition of the Target Shares, the Transferee will pay a total amount of RMB0 (“Transfer Price”) to the Transferor.

第三条 甲醇《合作合同》的终止

Termination of Methanol Cooperation Agreement

双方同意甲醇《合作合同》将于本协议生效时终止。

The Parties hereby agree the Methanol Cooperation Agreement is terminated when this Agreement takes effect.

第四条 枣庄公司重组变更

ZZ JV Restructuring Changes

4.1 枣庄公司股权重组后，其名称保持不变，薛城能源及其相关公司同意继续沿用SESI为枣庄公司气化技术的唯一提供方。重组后薛城能源成为持股枣庄公司90%的控股方，SESI的持股比例减少为10%，双方将按照变更后的持股比例履行股东相应的义务。同时枣庄公司董事会成员进行相应调整，董事会由7名董事组成，其中由薛城能源委派5名董事，SESI委派2名董事，其中董事长由薛城能源委派。

The ZZ JV company name will remain unchanged and Xuecheng Energy and its Affiliates agree to use SESI as the sole gasification technology provider to ZZ JV. After the restructure, Xuecheng Energy will become controlling party with shareholding of 90%, while SESI will hold 10%; the board of directors will comprise of 7 members, 5 to be assigned by Xuecheng Energy and 2 to be assigned by SESI, among which the Chairman of the Board shall be appointed by Xuecheng Energy.

4.2  就SESI而言，其在重组工作中承担：

SESI’s responsibilities in restructure:

（1）  配合枣庄公司管理权的全面交接，以及股权变更的相应法律手续的办理；

Support transfer of ZZ JV management and legal process of change on shareholding percentage;

（2） 配合处置枣庄公司的现有资产，以可获得的最高价值出售或在新项目中合理利用；

SESI will support Xuecheng Energy to deal with ZZ JV assets to gain the highest value or the utmost use in New Project;

（3）  协助枣庄公司完成放假员工的离职手续办理工作。

Assist in the dismissal of ZZ JV’s employees.

4.3就薛城能源而言，其在重组工作中承担：

Xuecheng Energy’s responsibilities in restructure:

（1） 接管并负责所有枣庄公司的资产管理；

Take management control over all ZZ JV assets;

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（2）  接收及安置留守和外派服务员工（详见附件一：枣庄公司员工明细表）；

Receive and arrange employees remained and dispatched (for details, please refer to Attachment I, ZZ JV Employee sheet);

（3）  接管并妥善处置枣庄公司现有资产，以可获得的最高价值出售或在新项目中合理利用。

Manage the selling of the current assets of ZZ JV to gain the highest value or the utmost use in New Project.

4.4 为枣庄公司重组之目的，第4.1条所述之“薛城能源成为持股枣庄公司90%的控股方”以其同意以下各项条件作为前提：

For the purpose of the restructure of ZZ JV, the effectiveness of the statement in Article 4.1 as “Xuecheng Energy will become the controlling shareholder with 90% of ZZ JV” will be subject to Xuecheng Energy's acceptance of the following conditions:

（1） 同意枣庄公司欠薛城能源的全部债务转为其在枣庄公司的股权；

Agree that all debts ZZ JV owed to Xuecheng Energy will be converted to Xuecheng Energy’s shareholding in ZZ JV;

（2） 同意枣庄公司以现有资产来解决目前第三方债务；

Agree to use the current assets of ZZ JV to solve all the outstanding payables to third parties;

（3）  双方认可枣庄公司除土地及房产外的所有资产的变现价值为人民币2500万元；

The Parties agree that realizable value of all assets except the land and real estate is RMB25MM;

（4）  双方认可枣庄公司现有土地及房产的价值为人民币1750万元；

The Parties agree that the current land and housing property value of ZZ JV is RMB 17.5MM;

（5）  双方同意枣庄公司现有装置可以整体或部分搬迁到新项目；

The Parties agree that the current facilities of ZZ JV may be wholly or partly moved to New Project;

（6）  薛城能源确认其知晓枣庄公司截至本协议签署之日的负债信息，包括枣庄公司在枣庄银行股份有限公司君山路支行的全部借款（含流动资金贷款两千万元以及银承差额授信一千万元），
以及枣庄公司与第三方之间的债务情况；

Xuecheng Energy hereby confirms the awareness of all debts information of ZZ JV up till the date when the agreement is signed, including all Bank loans (including the 20MM working capital loan and 10MMLine of Credit) at Zaozhuang Bank Co., Ltd. Junshan Branch and the debt status between ZZ JV and the third parties;

（7）  本协议签署后【20】个工作日内根据本协议完成包括股权变更及章程修改（章程修改的内容以【2016年8月16】签署的章程修订稿为准）等在内的相关政府部门备案登记程序，SESI应予以配合。

Within 20 working days after this Agreement signed, the share transfer and Amendment of Articles of Association (based on the contents of the amended version dated August 16, 2016) shall be registered in related government authorities, which SESI shall cooperate.

第五条 新项目投资

Investment in New Project

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5.1 本协议所述之新项目投资是指薛城能源承诺的在本协议签署后两年内在邹坞工业园区投资迁建或重建枣庄公司SGT气化装置及其配套设施。

New Project Investment in this Agreement means the investment committed by Xuecheng Energy in SGT gasification facility of ZZ JV and its ancillary facilities via moving or reconstruction within two years after the execution of this Agreement.

5.2 就SESI而言，其在新项目投资中提供的支持如下：

SESI will provide the following support in the New Project Investment:

（1）  配合办理“退城进园”以及新项目迁建立项有关批文和必要的行政手续；

Support the application for and handling of relevant approvals and administrative procedures regarding the policy of “Leave City and Move into the Industrial Zone” and the moving and construction of the New Project;

（2） 以合理的市场价格提供SGT气化技术许可。当新项目的每小时设计气量小于或等于枣庄公司现有设计气量22,000方时，不收取气化技术许可费；当新项目的每小时设计气量高于枣庄公司现有设计气量22,000时，对超出部分的气量按如下公式一次性收取气化技术许可费：超出部分的气量*24小时*6元。考虑到SESI和薛城能源的合作关系，对上述超出部分气量的气化技术许可费给予优惠，按50%的比例收取；

Provide SGT gasification technology license at a reasonable market price. When the new project syngas design capacity is less or equal to ZZ JV’s current 22,000 NM3/h syngas, there shall be no license fee; When the syngas design capacity fee is more than ZZ JV’s current design capacity, the surplus syngas capacity shall be charged for one time at a rate in the formula below: Surplus syngas *24 hours *RMB 6. Considering the cooperation relationship between SESI & Xuecheng Energy, a preferential rate of 50% license fee shall be applied to the surplus syngas capacity.

（3） 以双方认可的费用提供新项目技术方案及工程建设、开车、试运行服务；

Provide technical proposals, engineering construction and commissioning service for a mutually agreed fee to the New Project;

5.3 就薛城能源而言，其在新项目投资中提供的条件如下：

Xuecheng Energy will provide the following items in the New Project Investment:

（1）  在邹坞工业园区投资建设SGT气化炉；

Invest to build SGT Gasifier in Zouwu industrial zone;

（2）  负责新项目融资和担保；

Be responsible for financing and guarantee for the New Project;

（3） 有偿提供新项目的建设用地；

Provide charged land for construction in New Project;

（4）  有偿提供新项目建设所需的公用工程和配套设施，包括但不限于水、电、蒸汽、污水处理等公用工程，以及厂区内的道路、办公楼、消防系统、保安等配套设施。

Provide charged utilities and ancillary facilities to be used in New Project, including but not limited to water, power, steam and waste water treatment, as well as roads, office building, firefighting system and securities in the plant area.

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5.4 在新项目投资中，SESI保留以股权和/或债权方式进行新项目投资的权利，保留SESI及其合作伙伴在新项目中继续投资以将其在枣庄公司的股权比例增加到50%的权利，具体投资方案和股权调整由双方另行商议决定。

During the New Project Investment, SESI reserves the right to invest in the New Project through a shareholder loan and/or equity, and SESI and its partners have the right to put additional investment in the New Project to increase the shareholding percentage in ZZ JV up to 50%. The investment plan and shareholding adjustment will be discussed and agreed by the parties separately.

5.5 鉴于新项目位于薛城能源厂区内，双方同意任何关联交易必须遵守如下原则：

Considering that the New Project shall be located in the plant area of Xuecheng Energy, both parties agree that below principles must be followed in any related parties’ transaction:

枣庄公司拥有独立的企业经营权，自主决定原料采购和产品销售等事务。枣庄公司与薛城能源及其相关公司之间的关联交易应建立在公平、合理的基础之上；

ZZ JV possesses independent company management right and has sole direction on raw material procurement and product sales business. The related parties’ transactions between ZZ JV and Xuecheng Energy and its affiliates shall be on an arm’s length basis;

5.6 2010年山东省发改委核准枣庄公司建设4万吨/年乙二醇和2万吨/年草酸项目（“乙二醇项目”），2012年完成商务核准和工商注册，因此枣庄公司注册资本由3400万美元增至6770万美元，经营范围增加生产和销售乙二醇、草酸。乙二醇项目新增注册资本3370万美元中，SESI已实际出资21,929,990美元，尚未出资11,770,010美元；双方同意尽合理努力或引进第三方投资者合作完成乙二醇项目。

In Year 2010 ZZ JV was granted an approval to construct a project with the capacity of40KTA of glycol and 20KTA of oxalic acid (“Glycol Project”). In Year 2012 the commercial review and registration were completed. Therefore, ZZ JV increased its registered capital from 34MM USD to 67.7MM USD. The business scope is expanded to include the production and sales of glycol and oxalic acid. The newly increased registered capital for the purpose of Glycol Project is 33.7MM USD, among which 21,929,990 USD has been paid by SESI. There is a balance of 11,770,010 USD to be paid. The Parties agree to use reasonable efforts to cooperate to bring investors to build the Glycol Project.

第六条 陈述与保证

Representations and Warranties

6.1  在本协议签署之日，转让方向受让方陈述并保证如下：

On the execution date of this Agreement, the Transferor represents and warrants to the Transferee as follows:

6.1.1  转让方有权进行本协议规定的交易，并已采取所有必要的公司和法律行为以授权签订和履行本协议；

The Transferor has the authority to carry out the transaction under the Agreement, and has taken all necessary corporate and legal actions to authorize the execution and performance of the Agreement;

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6.1.2 转让方在本协议的签署日，合法拥有目标股权及对其进行交易的权利；

The Transferor legally owns the Target Shares and the rights to enter into transaction for the Target Share on the Execution Date of the Agreement;

6.1.3 和枣庄公司目标股权所有相关的质押、收费、义务等已经得到全部披露。枣庄公司除土地和房产（有产权证部分）抵押给枣庄银行股份有限公司君山路支行以获得人民币壹仟万元授信额度外，其余房产（无产权证部分）和全部设备未设置任何抵押，枣庄公司未向第三方提供任何担保；

All the pledge, charges and obligations related to of the Target Shares of ZZ JV have been fully disclosed ZZ JV. All the real estate and facilities are not mortgaged except the land and real estate (the part with certificate) of ZZ JV which have been mortgaged to Zaozhuang Bank Co., Ltd. Junshan Branch to access the line of credit as RMB10MM. The remaining real estate (the part with no certificate) an all facilities are not mortgaged. ZZ JV has not provided any security to any third party;

6.1.4  据转让方所知，截至本协议签署日，枣庄公司目前不存在未完成的诉讼或仲裁；

To the Transferor’s knowledge, there is no active litigation or arbitration related to ZZ JV as of the Execution Date of the Agreement;

6.1.5  枣庄公司截至本协议签署日的债务已全部披露（详见附件二：枣庄公司资产和负债认定表）；

As of July 31,2016, all debts of ZZ JV have been disclosed (for details please refer to attachment 2: ZZJV Assets value and debts confirmation sheet) ;

6.1.6  转让方对受让方的陈述和保证仅限于上述明确做出的内容。

The representations and warranties made by the Transferor to the Transferee are limited to the content explicitly stipulated above.

6.2  在本协议签署之日，受让方向转让方陈述并保证如下：

On the Execution Date of the Agreement, the Transferee represents and warrants to the Transferor as follows:

6.2.1  受让方有权进行本协议规定的交易，并已采取所有必要的公司和法律行为以授权签订和履行本协议；

The Transferee has the authority to carry out the transaction under the Agreement, and has taken all necessary corporate and legal actions to authorize the execution and performance of the Agreement;

6.2.2 保证妥善处理枣庄公司现有资产，尽最大努力以可获得的最高价值出售或处理；以及在新项目设计允许情况下，搬迁部分或主要设备在新项目上得到有效的利用；

It commits to properly deal with the current assets of ZZ JV, to obtain the highest value with the most efforts by selling or disposing; when the New Project allows, it will move part of main facilities to the New Project for effective use;

6.2.3 保证枣庄公司的有效存续和可持续性发展，本协议签署后两年内投资迁建或重建枣庄公司SGT气化装置及其配套设施；

It will guarantee the valid existence and sustainable development of ZZ JV. It will move or restructure SGT gasification facility and equipped setting of ZZ JV within two years after the execution of this Agreement;

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6.3 任何一方发生违反6.1和6.2陈述与保证的情形，经守约方文字通知后，违约方应及时更正，或者双方应本着善意进行友好协商，找出解决违约之办法。在此期间，各方仍应按协议约定继续履行义务。

Shall any party violate the Representations and Warranties of Item 6.1 and 6.2, when the non-breaching party will issue a written notice to the defaulting party, the defaulting party should take immediate action to correct the breach. If necessary both parties will hold friendly negotiations to find the solutions to the breach. During the term, each party shall continue follow the responsibilities in the agreement.

第七条 费用

Expenses

7.1 与目标股权转让有关的登记费用由枣庄公司承担。

ZZ JV shall assume the registration expenses incurred in relation to the Target Shares transfer.

7.2  因目标股权的转让而发生的税金，按有关法律规定办理，法律没有明确规定的由枣庄公司承担。

The tax incurred due to Target Shares transfer shall be assumed according to relevant laws. If not explicitly provided in the laws, the tax shall be borne by ZZ JV.

第八条 知识产权

Intellectual Property

8.1. 受让方控股枣庄公司后，应确保枣庄公司继续遵守目前使用的各种知识产权，转让方或其关联公司未来可能提供的任何运用、扩展或变更，以及与该等权利有关的在本协议签署日有效的任何许可或协议。SGT气化技术知识产权属于转让方，枣庄公司在其经营期内只有使用权；生产经营过程中由枣庄公司对该等气化技术做出的任何改进归枣庄公司所有，但转让方有权无偿使用。

After the Transferee becomes the controlling shareholder of ZZ JV, it shall ensure that the ZZ JV remains in compliance with the various intellectual property rights currently deployed on site and any future technology deployments, expansions, or changes (if any) from the Transferor and any license or other agreement related to such rights which is effective until the date of the Agreement. SGT gasification technology IP rights belongs to the Transferor, the ZZ JV only has usage right during its operation. Any new technology IP developed related to the gasifier systems during operation belong to the ZZ JV, but the Transferor has the right to use it for free.

8.2 转让方为推广气化技术之目的，有权在不影响枣庄公司正常生产的情况下进行煤炭试烧、客户考察及访问。

For the purpose of marketing the Transferor’s gasification technology, the Transferor has the right to take coal test, customer examination and visiting in ZZ JV without affecting its normal operation.

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第九条 不竞争

Non-competition

受让方同意并确保其自身以及其关联方或相关公司不应与SESI或其关联公司就气化技术相关的业务展开任何形式竞争。

The Transferee agrees and shall ensure that it and its affiliated and related companies shall not compete in any ways with SESI or its Affiliates with respect to gasification technology.

第十条 适用法律

Applicable Laws

本协议的成立、生效与解释均适用中华人民共和国法律。

The formation, effectiveness or interpretation of the Agreement shall be governed by PRC laws.

第十一条 争议的解决

Dispute Resolution

与本协议有关的一切争议应通过双方的友好协商解决。如提出争议的一方向另一方就争议的存在发出通知书后三（3）个月内，争议仍不能解决，则任何一方可将争议提交上海国际经济贸易仲裁委员会并按照该仲裁委员会届时有效的仲裁规则进行仲裁。仲裁地点为上海。仲裁裁决是终局的，对双方均有约束力。

The Parties agree to use all the efforts to solve any dispute in connection to this Agreement through friendly negotiation. However, in the event that the Party raising the dispute has sent a notice to the other Party regarding the existence thereof and such dispute is not solved within three (3) months after the issuance of the notice, either Party may submit it to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules effective at the time. The arbitration award is final and binding upon both Parties.

第十二条 通知

Notices

本协议下由一方发出的任何通知应当以书面形式做出，并在收到时或在以预付邮费的平邮、快递或挂号邮件交递时视为向以下地址送达：

Notices under the Agreement issued by any Party shall be made in writing, and shall be deemed to have been effectively given to the following addresses upon receiving or being handed over for delivery if delivered by prepaid regular mail, express delivery or registered mail:

12.1  向转让方，以下地址：

收件人：黄大立

地址：中国上海市宜山路711号2号楼818室

邮编：200233

电话：（86-21）5496 2299

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To the Transferor, by the following address:

Attention: Donald Huang

Address: Room 818, No. 2 building, No. 711, Yishan Road, Shanghai, PRC

Post code: 200233

Phone No.: (86-21) 5496 2299

12.2  向受让方，以下地址：

收件人：周思远

地址：山东枣庄市薛城区临泉路68号

邮编：277000

电话：（86-632）4460666

To the Transferee, by the following address:

Attention: Zhou Siyuan

Address: No. 68 ,Linquan Road, Xue Cheng district, Zaozhuang City, Shandong,

Post Code: 277000

Phone No.: （86-632）4460666

第十三条 其他事项

Miscellaneous

13.1  对本协议所作的任何修改必须采用书面形式，并由双方合法授权代表签署后方能生效。

The Agreement may be amended only by a written instrument signed by duly authorized representatives of both Parties.

13.2 除非法律或有关监管机构另有规定，协议双方应对本协议所涉及的对方的商业资料予以保密，该等保密义务在本协议履行完毕或终止后10年内仍然有效。

Unless otherwise provided by applicable laws or relevant regulatory authority, during the term of the Agreement and for ten years after its expiration of termination, both Parties shall keep confidential the commercial information of the other Party related to the Agreement.

13.3 本协议构成双方有关本协议的主题事项所达成的全部协议和谅解，并取代双方之前就该等事项达成的所有协议、谅解和安排。

The Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter of the Agreement and supersedes all prior agreements, understanding and arrangements between them.

13.4 双方在履行本协议的过程中，应遵守诚实信用的原则通力合作，以确保本协议的顺利履行。对本协议未规定的事项，双方应通过善意协商公平合理的予以解决。

During the performance of the Agreement, the Parties shall cooperate in good faith to ensure the smooth performance of the Agreement. All matters not stipulated in the Agreement shall be settled by Parties fairly and reasonably through bona fide negotiation.

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13.5 本协议以中、英文书就，具有同等法律效力。一式陆份，转让方和受让方各持壹份，枣庄公司存档壹份，其余用于报送相关部门。中英文版本不一致时以中文版为准。

The Agreement is made in Chinese and English. Both Chinese version and English version have the same legal effect. The Agreement is executed in 6 copies, with each party holding one copy, one copy for filing of ZZ JV, and the rest being submitted to relevant administrative departments. The Chinese version shall prevail in the event of any discrepancy between the Chinese version and English version.

转让方：	受让方：
Transferor:	Transferee:
综合能源系统投资有限公司	山东潍焦集团薛城能源有限公司

Synthesis Energy Systems Investments, Inc.	Shandong Weijiao Group Xuecheng Energy Co., Ltd.

授权代表：黄大立	授权代表：张德明
Authorized Representative:	Authorized Representative:
Donald Huang	Zhang Deming

/s/ Donald Huang	/s/ Zhang Deming
日期：2016年8月15日	日期：2016年8月15日
Date: August 15, 2016	Date: August 15, 2016

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